Sentinel Group Funds, Inc.

IMPORTANT NOTICE
FOR SHAREHOLDERS

_____________________________________

MEETING SCHEDULED FOR
March 16, 2007

_____________________________________

PLEASE VOTE TODAY!

Dear Shareholder:

Recently we distributed proxy material regarding the Special Meeting of Shareholders of the Sentinel Capital Opportunity Fund.

Our records indicate that we have not received voting instructions for your account(s). We urge you to act promptly in order to allow us to avoid the cost of additional solicitation.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

WE NEED YOUR HELP.

PLEASE PROVIDE VOTING INSTRUCTIONS TODAY.

For your convenience, please utilize any of the following methods to submit your voting instructions:

1.           By Internet
Follow the instructions on your voting instruction form.

2.           By Touch-Tone Phone
Follow the instructions on your voting instruction form.

3.           By Mail
Simply return your executed voting instruction form in the envelope provided.

Sentinel Group Funds, Inc.

IMPORTANT NOTICE
FOR SHAREHOLDERS

________________________________

MEETING SCHEDULED FOR
March 16, 2007

________________________________

PLEASE VOTE TODAY!

Dear Shareholder:

Recently we distributed proxy material regarding the Special Meeting of Shareholders of the Sentinel Capital Opportunity Fund.

Our records indicate that we have not received voting instructions for your account(s). We urge you to act promptly in order to allow us to avoid the cost of additional solicitation.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

WE NEED YOUR HELP.

PLEASE PROVIDE VOTING INSTRUCTIONS TODAY.

For your convenience, please utilize any of the following methods to submit your voting instructions:

1.          By Phone
Please call Computershare Fund Services toll-free at 1-866-905-8159.

Representatives are available to take your vote Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m., and Saturday from 12:00 p.m. to 6:00 p.m. EDT.

2.          By Internet
Visit https://vote.proxy-direct.com and follow the simple on-screen instructions.

3.          By Touch-Tone Phone
Call toll free 1-866-241-6192 and follow the simple recorded instructions.

4.          By Mail
Simply return your executed proxy card in the envelope provided.

If you have any questions, or need assistance in voting your shares, please do not hesitate to call us at 1-866-905-8159.

Sentinel Group Funds, Inc.

IMPORTANT NOTICE
FOR SHAREHOLDERS

_______________________________

MEETING SCHEDULED FOR
March 16, 2007

_______________________________

PLEASE VOTE TODAY!

Dear Shareholder:

Recently we distributed proxy material regarding the Special Meeting of Shareholders of the Sentinel Capital Opportunity Fund.

Our records indicate that we have not received voting instructions for your account(s). We urge you to act promptly in order to allow us to avoid the cost of additional solicitation.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

WE NEED YOUR HELP.

PLEASE PROVIDE VOTING INSTRUCTIONS TODAY.

For your convenience, please utilize any of the following methods to submit your voting instructions:

1.          By Phone
Please call Computershare Fund Services toll-free at 1-866-905-8159.

Representatives are available to take your vote Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m., and Saturday from 12:00 p.m. to 6:00 p.m. EDT.

2.         By Internet
Follow the instructions on your voting instruction form.

3.         By Touch-Tone Phone
Follow the instructions on your voting instruction form.

4.         By Mail
Simply return your executed voting instruction form in the envelope provided.

If you have any questions, or need assistance in voting your shares, please do not hesitate to call us at 1-866-905-8159.